Accrued Officers' Salary	12 Months Ended
Dec. 31, 2018
Retirement Benefits [Abstract]
Accrued Officers' Salary

13.	ACCRUED OFFICERS’ SALARY

Accrued officers’ salary consists of unpaid salaries for the Company’s Chief Executive Officer, who is also the owner of approximately 27% of the Company’s outstanding shares of Common Stock, and the Company’s Chief Financial Officer. As of December 31, 2017, accrued officers’ salary amounted to $607,000.

The Chief Executive Officer settled accrued payroll of $582,000 in exchange for 27,148 shares of Common Stock with a fair value of $582,000 during fiscal 2018. There was no loss recognized as the fair value of the shares of Common Stock issued approximated the accrued payroll settled.

As of December 31, 2018, accrued officers’ salary amounted to $188,000.